UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2022 (January 14, 2022)

Industrial Tech Acquisitions II, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41213	85-1213962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 Richmond Ave, Suite 319 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-599-1300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ITAQU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	ITAQ	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	ITAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 14, 2022, Industrial Tech Acquisitions II, Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 units (“Units”), including 2,250,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option (the “Over-Allotment Option”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”) and one-half of one redeemable warrant (“Public Warrant”), with each whole warrant exercisable into one share of Common Stock at an exercise price of $11.50 per share.  The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $172,500,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 8,037,500 warrants (“Placement Warrants”) to Industrial Tech Partners II, LLC (the “Sponsor”) at a price of $1.00 per Placement Warrant, generating gross proceeds of $8,037,500.

A total of $175,950,000, comprised of $169,050,000 of the proceeds from the IPO (which amount includes $3,450,000 of the underwriters’ deferred discount) and $6,900,000 of the proceeds from the sale of the Private Placement were placed in a U.S.-based trust account established for the benefit of the Company’s public stockholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of January 14, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of January 14, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Tech Acquisitions II, Inc.

	By:	/s/ E. Scott Crist
Name: E. Scott Crist
Title: Chief Executive Officer

Dated: January 21, 2022

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